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                                                                   Exhibit 10.28

                              ALFACELL CORPORATION

                             1997 STOCK OPTION PLAN

     The purpose of this Plan is to encourage stock ownership by employees and directors of, and independent consultants to, Alfacell Corporation, a Delaware corporation (herein called the "Company"), to provide an incentive to such persons to develop, expand and improve the profits and prosperity of the Company, and to assist the Company in attracting key personnel and consultants through the grant of Options to purchase shares of the Company's Common Stock.

1.       DEFINITIONS

                  Unless otherwise required by the context:

     (a)  "Board"   shall  mean  the  Board  of   Directors   of  the   Company.

     (b)"Committee" shall mean the Compensation Committee of the Board, which is appointed by the Board, and which shall be composed of at least two members of the Board.

     (c) "Common Stock" shall mean the Common Stock of the Company, par value $.001.

     (d) "Company" shall mean Alfacell Corporation.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (f) "Independent Director" shall mean a director who is not an employee of the Company.

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     (g)  "Non-Employee  Director" shall have the meaning ascribed in Rule 16b-3
("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended.

     (h) "Option" shall mean a right to purchase Common Stock, granted pursuant to the Plan.

     (i) "Optionee" shall mean a person to whom an Option is granted.

     (j) "Option Price" shall mean the purchase price for Common Stock under an option, as determined in Section 7 below.

     (k) "Participant" shall mean an employee of the Company, a director of the Company, a consultant or advisor to the Company or any person to whom an Option is granted under the Plan.

     (l) "Plan" shall mean this Alfacell Corporation 1997 Stock Option Plan.


2.  STOCK TO BE OPTIONED

     The maximum number of shares of Common Stock which may be issued upon exercise of Options granted pursuant to this Plan shall not exceed 2,000,000 shares of Common Stock of the Company. Such shares may be treasury shares or shares of original issue or a combination of the foregoing. If any Option terminates, expires or is cancelled with respect to any shares of Common Stock, new Options may thereafter be granted covering such shares of Common Stock.

3.  ADMINISTRATION

     This Plan shall be administered by the Committee or the Board; provided, however, that with respect to Options granted or to be granted to Employees who are subject to the provisions of Section 16(b) of the Exchange Act (i) unless the Committee is composed solely of

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two or  more  Non-Employee  Directors  appointed  by the  Board,  or (ii) if the
Committee includes Directors who are not Non-Employee Directors (A) such persons, by abstention or recusal, do not participate in the vote with respect to Options granted or to be granted to Employees who are subject to the provisions of Section 16(b) of the Exchange Act, and (B) the Committee includes at least two Non-Employee Directors, or (iii) notwithstanding (i) or (ii) above, the transaction upon which a vote is being had is otherwise exempt pursuant to the provisions of Rule 16b-3(d). Except with respect to Options granted pursuant to Sections 6.2 and 6.3 hereof, the Committee or the Board shall make all decisions with respect to the operations of the Plan, the participation in the Plan by employees or directors of, or consultants or advisors to the Company, and with respect to the extent of that participation. The interpretation and construction of any provision of the Plan by the Board or the Committee shall be final. No member of the Board or the Committee shall be liable for any action or determination made by him in good faith.

4.  ELIGIBILITY

     The Board or the Committee may grant Options to any director, officer (including officers who are members of the Board of Directors), other employees or consultants or advisors of the Company. Options may be awarded by the Board or the Committee at any time and from time to time to new Participants, or to then current Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Board or the Committee shall determine. Options granted at different times need not contain similar provisions. 5. OPTION AGREEMENTS Each Option granted under the Plan shall be evidenced by a stock option agreement (a "Stock Option Agreement") duly executed on behalf of the Company and by the

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Optionee; dated as of the applicable date of grant and shall state the number of shares to which the Option pertains, the Option Price, and, except for Options granted pursuant to Sections 6.2 and 6.3, such other terms, provisions and conditions not inconsistent with the Plan, as the Board or the Committee may approve subject to the terms of the Plan. The Stock Option Agreement shall be signed on behalf of the Company by an officer or officers delegated such authority by the Board or the Committee.


6.  OPTION GRANTS

                  6.1 Discretionary Grants. Except for Options granted pursuant to Sections 6.2 and 6.3, the Board or the Committee may grant from time to time such number of Options with such terms as they determine, to those meeting the eligibility requirements contained in Section 4 hereof (each a "Discretionary Grant").

                  6.2 Independent Directors' Regular Grants. An Option to purchase 15,000 shares of Common Stock shall automatically be granted to each Independent Director on December 31st of each year (each an "Independent Director's Regular Grant").

                  6.3 Independent Directors' Pro Rata Grants. On the date of each Independent Director's initial election to the Board pursuant to a vote of the Board, such newly elected Independent Director shall automatically be granted such Independent Director's pro rata share of the Regular Grant for the year in which such Independent Director is first elected to the Board which shall equal the product of 1,250 multiplied by the number of whole months remaining in the calendar year in which such Independent Director is first elected to the Board (each an "Independent Director's Pro Rata Grant").

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7.  OPTION PRICE

                  The Option Price for Common Stock under each Option shall be at least 100 percent of the fair market value of the Common Stock at the time the Option is granted, but in no event less than the par value of the Common Stock. Except as the Board or the Committee may otherwise determine in good faith due to a limited or sporadic trading market for the Company's Common Stock, the fair market value of the Common Stock shall equal the average of the high bid and the low asked prices for the Common Stock during the 20 trading days preceding the date the Option is granted as reported by Nasdaq.

 8. VESTING; EXERCISABILITY AND OPTION PERIOD

     8.1 Discretionary Grants. An Option granted pursuant to a Discretionary Grant shall vest and become exercisable as to 20% of the shares underlying such Option one year after the date of grant, and as to an additional 20% of the shares each year thereafter, until the Option is fully vested and exercisable as to all of the shares underlying such Option. Notwithstanding the foregoing, the Board or the Committee may provide that an Option granted pursuant to a Discretionary Grant will vest and become exercisable in accordance with such other schedule as they may determine in their sole discretion and specify in the Stock Option Agreement; provided, however, that in no event shall an Option granted pursuant to a Discretionary Grant vest or become exercisable until a period of at least six months has elapsed from the date of grant thereof.

     8.2 Independent Directors' Regular Grants. An Option granted pursuant to an Independent Director's Regular Grant or an Independent Director's Pro Rata Grant shall vest and become exercisable on the December 30th following the date of grant. Notwithstanding the

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foregoing,  an Option shall not become  exercisable as to any shares unless such
Independent Director has served continuously on the Board during the year preceding the date on which such Options are scheduled to become exercisable, or during the period of time from the date such Independent Director joined the Board until the date such Options are scheduled to become exercisable if such Independent Director joined the Board during such preceding year; provided, however, that if an Independent Director does not fulfill such continuous service requirement due to such Independent Director's death or disability (as hereinafter defined) all Options held by such Independent Director shall nonetheless vest and become exercisable as provided for herein by those persons specified in Section 11. For the purposes of this Section 8.2, "disability" shall mean a physical or mental condition which prevents an Independent Director from performing his or her duties as an Independent Director for a continuous six month period or for a total of six months during any eight month period.

     8.3 Termination of Employment. Except as provided in Section 8.4 hereof, if a Participant who is an employee ceases to be employed by the Company, his or her Options, unless otherwise exercised, shall terminate as of the close of business on the one hundred and ninetieth (190th) day following the termination of the Participant's employment with the Company; provided, however, that such Participant may exercise his or her Options during such one hundred and ninety
(190) day period following such termination of employment only to the extent that such Options had vested and became exercisable on the date of termination of Participant's employment and only to the extent such Participant would have otherwise been able to exercise such Options during such one hundred and ninety
(190) day period. Notwithstanding the foregoing, the Board or the Committee may cancel an option during the one hundred and

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ninety (190) day period referred to in this section,  if the Participant engages in employment or activities contrary, in the opinion of the Board or the Committee, to the best interests of the Company. The Board or the Committee shall determine in each case whether a termination of employment shall be considered a retirement with the consent of the Company, and, subject to applicable law, whether a leave of absence shall constitute a termination of employment. Any such determination of the Board or the Committee shall be final and conclusive. The foregoing provisions may be modified or waived by the Board or the Committee and do not, in any case, apply to any Participant who is not an employee of the Company. The Board or the Committee will determine who shall be deemed to be an employee of the Company for the purposes of this Section 8.3 and
Section 8.4 below at the time the Option is granted and, except for Options granted pursuant to Independent Directors' Regular Grants or Independent Directors' Pro Rata Grants, the Board or the Committee will determine what, if any, provisions concerning exercise of the Option upon the cessation of the service provided to the Company by a non-employee will be included in the Stock Option Agreement issued to such non-employee.

     8.4 Rights in Event of Death of Employee. If a Participant who is an employee while employed by the Company, or within three months after having retired with the consent of the Company, and without having fully exercised his or her Options, the executors or administrators, or legatees or heirs, of his or her estate shall have the right to exercise such Options to the extent that such deceased Participant was entitled to exercise the Options on the date of his or her death; provided, however, that in no event shall the Options be exercisable more than ten years from the date they were granted. The foregoing provisions may be modified or waived by the Board or the Committee and do not, in any case, apply to any Participant who

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is not an employee of the Company.  Except for the Options  granted  pursuant to
Independent Directors' Regular Grants or Independent Directors' Pro Rata Grants, the Board or the Committee will determine what, if any, provisions concerning exercise of the Option upon the death of the holder will be included in the Stock Option Agreement issued to any non-employee.

                  8.5 Term of Options. No Option shall expire more than ten years from its date of grant. Except as otherwise determined by the Board or the Committee when the Option is granted, an Option granted pursuant to a Discretionary Grant shall expire as to each tranche of shares five years after the date on which such Option became exercisable as to such tranche of shares. An Option granted pursuant to an Independent Director's Regular Grant or an Independent Director's Pro Rata Grant shall expire five years after the date on which such Option first became exercisable.

9.  TIME AND  MANNER OF OPTION EXERCISE

                  Any vested and exercisable Option is exercisable in whole or in part by giving written notice, signed by the person exercising the Option, to the Company stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full of the Option Price for the number of shares to be purchased. The date both such notice and payment are received by the Company shall be the date of exercise of the Option as to such number of shares. No Option may at any time be exercised with respect to a fractional share. In the case of exercise in part only, the Company upon surrender of the Stock Option Agreement, will deliver to Participant a new Stock Option Agreement in substantially similar form to that surrendered evidencing the remaining shares as to which the Option has not been exercised.


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10.  PAYMENT OF OPTION PRICE

                  Payment of the Option Price may be in cash or by bank-certified, cashier's, or personal check or, to the extent permitted by the Board or the Committee in its sole discretion, payment may be in whole or part by:
                  (a) transfer to the Company of shares of Common Stock having a fair market value equal to the Option Price at the time of such exercise, or
                  (b) delivery of instructions to the Company to withhold from the shares that would otherwise be issued on exercise that number of shares having a fair market value equal to the Option Price at the time of such exercise.

     For purposes of the foregoing, the Fair Market Value shall be determined in accordance with Section 7. If the fair market value of the number of whole shares transferred or the number of whole shares surrendered in accordance with the foregoing is less than the total Option Price, the shortfall must be paid in cash.

11.  NONTRANSFERABILITY

     No Option granted under the Plan is transferable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended or Title I of the Employee Retirement Income Security Act of 1974, as amended or the rules thereunder. During the holder's lifetime, an Option may only be exercised by the holder or, in the event of his legal incapacity to do so, the holder's guardian or legal representative. Upon the holder's death an Option may be exercised by the executors, administrators, legatees, or heirs of such Participant's estate.

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12.  LIMITATION OF RIGHTS

                  Except as provided in this Plan, no employee, director, consultant or advisor to the Company shall have any claim or right to be granted an Option under this Plan. Neither the Plan nor action thereunder shall be construed as giving an employee, director, consultant or advisor to the Company any right to be retained in the service of the Company. No employee, director, consultant or advisor to the Company shall have any rights as a stockholder with respect to any shares subject to an Option granted to such employee, director, consultant or advisor to the Company until the date of issuance of a stock certificate for such shares.

13.  CAPITAL ADJUSTMENTS

                  The aggregate number of shares of Common Stock available for Options under the Plan, the shares subject to any Option, and the price per share, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock subsequent to the effective date of the Plan resulting from (1) a subdivision or consolidation of shares or any other capital adjustment, (2) the payment of a stock dividend on the Company's Common Stock, or (3) other increase or decrease in such shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation, any Option shall pertain, apply, and relate to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Company, or upon a merger or consolidation in which the Company is not the surviving corporation, all Options outstanding under the Plan shall terminate; provided, however, that each Participant (and each other person entitled under Section 11 to exercise an Option) shall have the right, immediately prior to such

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dissolution or liquidation,  or such merger or  consolidation,  to exercise such
Participant's Options in whole or in part, notwithstanding any provisions contained in the Plan or the Stock Option Agreement, including any vesting requirements to the contrary.

14.  EFFECTIVE DATE

                  The Plan shall be effective as of the date it is initially adopted by the Board.

15.  RESERVATION OF SHARES OF STOCK

                  The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of its Common Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell its securities as to which the requisite authority has not been obtained.

16. AGREEMENT AND REPRESENTATION OF PARTICIPANTS

                  As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are not registered under the Securities Act of 1933 (the "Act"), are "restricted securities" as that term is defined in Rule 144 under the Act and are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required under the Act or any other applicable law, regulation, or rule of any governmental agency.

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17.  AMENDMENT AND TERMINATION

                  Subject to the last 2 paragraphs of this Section 17, the Board or the Committee, by resolution, may terminate, amend, or revise the Plan with respect to any shares as to which Options have not been granted. Neither the Board nor the Committee may, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan, except as authorized herein. Unless sooner terminated, the Plan shall remain in effect for a period of ten years from the date of the Plan's initial adoption by the Board. Termination of the Plan shall not affect any Option previously granted.

                  The Plan may be amended by the Board or the Committee as they shall determine in their discretion from time to time, provided, however, that to the extent necessary to comply with any applicable law, rule, regulation, stock exchange listing or Nasdaq or other inclusion requirements to which the Company is or may become subject to in the future at the time of any such amendment, any additional authorizations or approvals required to effect such amendment shall be secured by the Company.

                  No amendment shall be made more than once every six months that would change the amount, price or timing of either the Non-Employee Director's Regular Grants or Non- Employee Director's Pro Rata Grants, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the rules and regulations promulgated thereunder.